2015 Analyst Meeting

New York Stock Exchange

March 4, 2015

Cautionary Statement

Forward-Looking Statements

Outlooks, projections, estimates, targets, business plans, and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and energy mix; ExxonMobil’s production growth and mix; the amount and mix of capital expenditures; future distributions; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; efficiency gains; cost savings; integration benefits; product sales and mix; and the impact of technology could differ materially due to a number of factors. These include changes in oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation, including environmental regulations and political sanctions; the outcome of commercial negotiations; the actions of competitors and customers; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading “Factors Affecting Future Results” in the Investors section of our website at exxonmobil.com. See also Item 1A of ExxonMobil’s 2014 Form 10-K. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.

Frequently Used Terms

References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. “Proved reserves” in this presentation are presented using the SEC pricing basis in effect for the year presented, except for the calculation of 21 straight years of at least 100-percent replacement; oil sands and equity company reserves are included for all periods. For definitions of, and information regarding, reserves, return on average capital employed, cash flow from operations and asset sales, free cash flow, and other terms used in this presentation, including information required by SEC Regulation G, see the “Frequently Used Terms” posted on the Investors section of our website. The Financial and Operating Review on our website also shows ExxonMobil’s net interest in specific projects.

The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Agenda

9am Welcome Jeff Woodbury,

Vice President, Investor Relations and Secretary

Key Messages and 2014 Results . Rex Tillerson, Chairman and CEO Energy Outlook Creating Value Through the Cycle Strategic Overview Differentiated Performance Forward Plans Unlocking Upstream Resource Value Strengthening the Downstream & Chemical Portfolio Break Summary 11am Q&A Management Committee 12pm Meeting Concludes

Key Messages and

2014 Results

Key Messages

Continued focus on fundamentals in a lower price environment

Selectively investing in attractive opportunities: 2014 Capex $38.5B; 2015 Capex $34B Growing higher-margin production: 4.0 MOEBD in 2014; 4.3 MOEBD in 2017 Delivering differentiated performance versus competition Industry-leading shareholder returns

Business Environment

Continued emphasis on fundamentals throughout the cycle

Brent

Investments based on long-term view

$/Barrel 150

Opportunities tested across variety of economic factors and broad range of prices 100 Relentless focus on things we control Project execution

50 Lowering

cost structure Maximizing reliability

0 Leveraging integrated model

‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15

Source: Bloomberg.

2014 Results

Results demonstrate strength of integrated model

Best-ever safety performance

Rigorous environmental management

Strong financial / operating results

Earnings $32.5B ROCE 16.2% Cash flow from operations and asset sales $49.2B

Disciplined Capex $38.5B

Unmatched distributions* shareholder $23.6B

Reserves replacement** 104%

* Includes dividends and share purchases to reduce shares outstanding.

** Includes asset sales.

Risk Management

Risk management is at the core of our business

Operations Integrity Management System (OIMS) Systematic, managed approach Rigorously applied systems and processes

Clearly defined policies, standards, and practices Ensure accountability Measure performance Recognize progress Continuously improving

Safety Performance

Committed to safe operations

Workforce Lost-Time Incident Rate

Employee and Contractor Incidents per 200K hours

0.2 Continued emphasis on personnel and process safety

Petroleum Industry*

Focused on prevention of higher 0.1 consequence events

ExxonMobil

Committed to our vision of ‘Nobody Gets Hurt‘

0.0

‘10 ‘11** ‘12 ‘13 ‘14

* Source: American Petroleum Institute. 2014 industry data not available.

** XTO Energy Inc. included beginning in 2011.

Environmental Management

Protect

Tomorrow.

Today.

Committed to minimizing environmental impact

Systematically identify, assess, manage, and monitor risks

Focus on reducing emissions, releases, and consumption

Energy Outlook

Energy Outlook

Growth Led by Developing Economies

Global energy demand expected to grow about 35% by 2040

Energy Demand

Quadrillion BTUs

750 1.0% Average Growth/Year 2040 2010 to 2040

2010 1.7%

500

250 -0.1%

0

Total Non-OECD OECD

Source: ExxonMobil 2015 Outlook for Energy.

Non-OECD nations drive growth in GDP and energy demand

Middle class expanding by ~3 billion people

Energy use per person in non-OECD remains well below OECD

Efficiency gains keep OECD demand flat

Without efficiency gains, global demand growth would be four times projected amount

Energy Outlook

Energy Demand to 2040

Oil and natural gas expected to meet about 60% of global energy demand in 2040

Global Energy Demand

Quadrillion BTUs 250

0.8% 2040

Average Growth/Year 200 1.6% 2010 to 2040

2010

150 0.1%

100 1.0%

2.3%

50

7.7%

0

Other Solar & Oil Gas Coal Nuclear Renewable* Wind

Oil and natural gas lead growth as energy mix evolves

Higher oil demand driven by expanding needs for transportation and chemicals

Strong growth in natural gas led by power generation and industrial demand

Demand trends reflect reasonable cost of carbon assumptions

Source: ExxonMobil 2015 Outlook for Energy.

* Other Renewable includes hydro, geothermal, biofuels, and biomass.

Creating Value Through the Cycle

Strategic Overview

Creating Value Through the Cycle: Strategic Overview

ExxonMobil Strategy

Provide industry leadership to meet the world’s energy needs

Risk Management

World-Class Operational Workforce Excellence

GROWING

Technology Investment & Leadership SHAREHOLDER Cost Discipline

VALUE

Integration Project Execution Portfolio Management

Delivering on commitments – Differentiated performance

Creating Value Through the Cycle: Strategic Overview

Business Integration

Delivers industry-leading returns through the business cycle

Full value chain knowledge and insights lead to resilient investments and operations

Diverse asset base provides optionality

Capture upside as it shifts along the value chain

Economies of scale lower costs

Creating Value Through the Cycle: Strategic Overview

Molecule Management

Capturing the highest value for every molecule

Integrated market view enables more effective response to changes in the business environment

75% of refining operations integrated with chemical and lubes manufacturing

Value chain investments maximize returns on produced and manufactured volumes

Global Supply organization provides insights to achieve best value from Upstream production

Upstream Refining Fuels Lubricants Chemical Commodities Specialties LNG Value Chain

Upstream Refining Fuels Lubricants Chemical Commodities Specialties LN 17

Creating Value Through the Cycle: Strategic Overview

North America Integration

Demonstrating benefits of the integrated model

Investments positioned to optimize Upstream and Downstream returns

Flexibility to process advantaged feedstocks

Logistics commitments expand access to crude and product markets

Accelerated value capture from Kearl bitumen

Capturing uplift from ethane and other NGLs

Creating Value Through the Cycle

Differentiated Performance

Creating Value Through the Cycle: Differentiated Performance

2014 Highlights

Delivering on commitments

FY14

Return on Capital Employed (%) 16.2 Industry-leading ROCE

Free Cash Flow ($B) 17.9 Free Cash Flow up $7.3B vs. 2013 CAPEX ($B) 38.5 Capex $1.3B below plan Upstream Production (MOEBD) 4.0 Achieved Upstream production target Upstream Unit Profitability* Improved profitability by $1.44 per barrel

19.47

($/OEB)

* ExxonMobil volume excludes noncontrolling interest share.

Creating Value Through the Cycle: Differentiated Performance

Return on Capital Employed

Proven business model continues to deliver ROCE leadership

Return on Average Capital Employed*

Percent

25 2014 ROCE of 16.2% in 2014

‘10 – ‘14, average 20

Strength of integrated portfolio, project 15 management, and technology application

10

Investments positioned for long-term

5

performance

0

XOM CVX RDS TOT BP

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Creating Value Through the Cycle: Differentiated Performance

Upstream Earnings per Barrel

Increased profitability reflects structural improvements

Earnings per Barrel*



$/OEB
30
25
20
15
10
5
'10
'11
'12
'13
'14
XOM
CVX
RDS
TOT
BP

- Improving production mix
- Highgrading portfolio
- Capturing cost savings
- Securing enhanced fiscals
- Disciplined and consistent approach over the long term

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. ExxonMobil volume excludes noncontrolling interest share. BP earnings exclude impacts of GOM spill and TNK-BP divestment.

ExxonMobil

22

Creating Value Through the Cycle: Differentiated Performance

Free Cash Flow

Strong business performance and disciplined capital allocation

Free Cash Flow*

$B

30 2014 $17.9B free cash flow, up $7.3B from 2013

‘10 – ‘14, average 25

Invest in attractive business opportunities

20

15

Pay reliable and growing dividend

10

5 Industry-leading shareholder distributions

0

XOM CVX RDS TOT BP

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. BP excludes impacts of GOM spill and TNK-BP divestment.

Creating Value Through the Cycle: Differentiated Performance

Shareholder Distributions

Industry-leading shareholder distributions through the business cycle

Total Cash Distribution Yield*

Percent

10 2014 2.7% dividend yield; 2.7% buyback yield in 2014

‘10 – ‘14, average 8

6 Dividends per share up 55% from 2010

4

Distributed 46 cents of every dollar generated 2 from 2010 to 2014**

0

XOM CVX RDS TOT BP

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

** Shareholder Distributions as a percentage of Cash Flow from Operations and Asset Sales.

Creating Value Through the Cycle: Differentiated Performance

Unparalleled Financial Flexibility

Capacity to execute business strategy through the cycle

Total Capitalization, Leverage, and Credit Rating*

$B

Unmatched access to capital on the most 500 attractive terms

400 AAA

Substantial flexibility to respond to 300 Shell opportunities

Chevron AA

Capitalization 200 AA

BP Total

A AA- Stable, attractive partner and capable

Total 100 investor in resources

0

0% 5% 10% 15% 20% 25%

Leverage

* As of 12/31/2014. Competitor data estimated on a consistent basis with ExxonMobil and based on public information. Total Capitalization is defined as: “Net Debt + Market Capitalization.” Leverage is defined as: “Net Debt / (Net Debt + Market Capitalization).”

Creating Value Through the Cycle

Forward Plans

Creating Value Through the Cycle: Forward Plans

Investment Plan

Selectively investing in attractive opportunities

Capex by Business Line

2014 Capex of $38.5B

$B Acquisitions Chemical 50

Downstream Expect to spend $34B in 2015

Upstream

40 Reduced Upstream spending

Attractive Downstream and Chemical 30 investments

20 Average less than $34B per year from 2016 to 2017

10

Continued emphasis on project execution 0 and capital efficiency

‘13 ‘14 ‘15 ‘16-‘17 Average <$34B/year

Creating Value Through the Cycle: Forward Plans

Upstream Production Outlook

On track to deliver 4.3 MOEBD in 2017

Total Net Production Outlook*

MOEBD

Accretive new volumes more than offset decline

4.5

U.S. Onshore Liquids Growth 4.3

4.0 16 projects online, adding more than Executing Projects 550 KOEBD working interest capacity

3.5 Major Projects Online

3.0 Bringing another 16 projects online by 2017

2.5

Selectively growing U.S. onshore liquids

2.0

‘12 ‘13 ‘14 ‘15 ‘16 ‘17

* 2012 and 2013 actual production excludes the UAE onshore concession and partially divested Iraq West Qurna 1 volumes. Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Creating Value Through the Cycle: Forward Plans

Upstream Production Outlook

Improving volume and profitability mix

Total Net Production Outlook* Total production outlook

MOEBD 2015: up 2%

2.6 2016 – 2017: up 3% per year

Liquids

2.4 Liquids outlook 2015: up 7%

2.2 – 2017: up per year 2016 4% 2.0 Gas outlook Gas 2015 – 2016: down 2% per year 1.8 2017: up 4% 1.6 Liquids and liquids-linked gas production ‘14 ‘15 ‘16 ‘17 becomes 71% of total

Total 4.0 4.1 4.2 4.3 Liquids/Linked 67% 70% 71% 71%

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Creating Value Through the Cycle

Strategy and business performance grow long-term shareholder value

Delivering on commitments

Differentiated performance

Selectively investing through the business cycle

Leveraging integration benefits

Unparalleled financial flexibility

Unlocking Upstream Resource Value

Unlocking Upstream Resource Value

Upstream Business

Consistent approach over the long term to deliver industry-leading results

Resource Base

BOEB Add high-quality resources

90 develop 92 BOEB resource

Selectively base

60 Deploy world-class project execution capabilities and operational excellence

Maximize profitability of existing portfolio

Apply proprietary technology

0

Unlocking Upstream Resource Value

New Opportunity Growth

Strategically pursuing diverse set of high-quality resource opportunities


Pursuit
Evaluating
Design/Develop
Proved


Beaufort
Summit Creek
Horn River
Athabasca
Montney
Duvernay
Bakken
Utica
Marcellus
Ardmore/Marietta
Permian Basin
Haynesville
Gulf of Mexico
Canada East Coast
Guyana
Colombia
Brazil
Argentina
United Kingdom
Norway
Netherlands
Germany
Romania
Russian Black Sea
Kurdistan Region of Iraq
Kara Sea
Laptev Sea
Chukchi Sea
West Siberia
Liberia
Côte d'Ivoire
Nigeria
Equatorial Guinea
Gabon
Rep. of Congo
Angola
Tanzania
Madagascar
South Africa
Vietnam
Malaysia
Indonesia
PNG
Australia
Resource Type
Conventional
Unconventional
Heavy Oil
LNG

ExxonMobil continues to comply with all sanctions applicable to its affiliates' investments in the Russian Federation.

ExxonMobil

33

Unlocking Upstream Resource Value

New Opportunity Growth

Capturing high-quality resources

Norway

United Russia

Kingdom Captured 17 new opportunities

Romania Canada U.S. Onshore East Coast

Kurdistan Region of Iraq

Gulf of Mexico

Guyana Drilled 13 discoveries

Nigeria Côte d’Ivoire Colombia

Brazil Equatorial Guinea PNG Tanzania

Angola Added 3.2 BOEB to resource base

Australia

Argentina

2015 wells span the globe

Recent Acreage Captures 2014 Discovery 2015 Wells

Unlocking Upstream Resource Value

New Opportunity Growth

Pursuing resources accretive to portfolio returns and profitability

Unlocking Upstream Resource Value

Extensive Project Portfolio

Portfolio of 120 projects supports investment selectivity



Evaluating
Design/Develop
Proved
Point Thomson IPS
Alaska
Mackenzie Gas Project
Syncrude Projects
Firebag
Western Canada
Kearl Expansion
SAGD
Aspen
Grand Rapids
Bakken
Hebron
Ardmore/Marietta
Permian
Golden Pass
Heidelberg
Hadrian
Julia Phases 1 and 2
Aasgard Subsea Compression
Odoptu Stage 2
Sahkalin-1
Kashagan Future Phases
Domino
Kashagan Phase 1
Tengiz Expansion
West Qurna 1
Barzan
Upper Zakum 750
Ca Voi Xanh
Erha North Phase 2
Bonga North
Bosi
Satellite Field Development Phase 2
Bonga Southwest
Usan Future Phases
Uge
Tanzania
Kizomba Satellites Phase 2
AB32 Kaombo Split Hub
Natuna
Banyu Urip
PNG Expansion
Cepu
Scarborough
Gorgon Jansz
Gorgon Expansion
Vaca Muerta
Resource Type
Conventional
Unconventional
Heavy Oil
LNG

ExxonMobil

36

Unlocking Upstream Resource Value

Highgrading the Portfolio

Increasing returns and profitability through disciplined investing

Pursue only high-quality resources

Secure stable, competitive fiscal terms

Selectively develop most attractive projects

Deploy world-class project execution capabilities

Apply high-impact technologies

Unlocking Upstream Resource Value

Near-Term Growth

Improving profitability through higher-margin production growth

Net Production Growth*

KOEBD

1,200 U.S. Onshore Liquids Growth Starting up 24 major projects from 2014-2017

900 2016 & 2017 Projects

600 Doubling U.S. onshore liquids production

2015 Projects

2014 Projects 300

Majority of growth is long-plateau production

2012 & 2013 Projects 0 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Unlocking Upstream Resource Value

2014 Major Projects

Eight projects added more than 250 KOEBD of working interest production capacity

Net Production Growth*

KOEBD 1,200

900

LNG Arctic

Papua New Guinea Hibernia Southern Extension 600

2014 Projects 300

0

‘12 ‘13 ‘14 ‘15 ‘16 ‘17

Steam Injection Sub-Arctic

Cold Lake Nabiye Arkutun-Dagi

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Unlocking Upstream Resource Value

2015 Major Projects

Seven projects adding 300 KOEBD of working interest production capacity

Net Production Growth*

KOEBD 1,200

900

Deep Water Heavy Oil

Hadrian South Kearl Expansion 600 2015 Projects

300

0

‘12 ‘13 ‘14 ‘15 ‘16 ‘17

Deep Water Conventional

West Africa Banyu Urip

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Unlocking Upstream Resource Value

Banyu Urip

Significant oil development onshore Indonesia

450 MB onshore oil development

Early gross production of 40 KBD reached in 2014

Central processing facility start-up mid-2015

Peak 165 KBD of gross capacity in 2015

Unlocking Upstream Resource Value

West Africa Deep Water

Capital-efficient subsea developments maximize value of installed capacity

Nigeria: Erha North Phase 2 Develop 170 MBO of resource

Gross 60 KBD subsea tieback to Erha FPSO Applying deepwater project learnings

Angola: Kizomba Satellites Phase 2 Develop 190 MBO of resource Gross 85 KBD tiebacks to Mondo and Kizomba B FPSOs Building upon successful execution model

Unlocking Upstream Resource Value

2016-2017 Major Projects

Nine projects adding more than 400 KOEBD of working interest production capacity

Net Production Growth*

KOEBD 1,200

2016 & 2017 Projects 900

LNG Conventional

Gorgon Jansz Upper Zakum 750

2015 Projects

600

300

0

‘12 ‘13 ‘14 ‘15 ‘16 ‘17

Arctic Sub-Arctic

Hebron Odoptu Stage 2

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Unlocking Upstream Resource Value

Hebron

Extending industry-leading Arctic development capabilities

700 MB oil development

Constructing gravity-based structure

Fabricating topsides

Integrating topsides and gravity-based structure in Newfoundland

150 KBD gross production capacity

Unlocking Upstream Resource Value

Odoptu Stage 2

Applying high-impact technology to maximize recovery

290 MB oil development

Extended-reach drilling achieving record well lengths > 7 miles

Expanding facilities and adding well site

Site civil work in progress

55 KBD gross production capacity

Unlocking Upstream Resource Value

LNG Projects

Building upon a strong global position to meet growing LNG demand

Alaska

South Hook Western Canada

Sakhalin Adriatic Golden Pass Qatar

Tanzania PNG Western Canada Golden Pass

Gorgon Scarborough

Current

Under Construction New Project Opportunities

LNG Production (MTA Gross)

Alaska Current Under Potential Scarborough

Construction

0 69 85 150

Unlocking Upstream Resource Value

Project Management

Best-in-class project execution

Project Performance

Actual vs. Planned, ‘10 – ‘14 average Industry-leading performance in complex

Percent ExxonMobil Operated project development 140 Operated by Others

130 Effective development planning, design, and 120 execution lead to efficiencies 110 Systematically incorporating lessons learned to improve results

100

Schedule Cost

Unlocking Upstream Resource Value

U.S. Onshore Liquids

Adding more than 150 KBD of net production

Net Production Growth*

KOEBD 1,200

U.S. Onshore Liquids Growth

900

Bakken

600

300

Ardmore/Marietta

0

‘12 ‘13 ‘14 ‘15 ‘16 ‘17

Permian

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $55 Brent.

Unlocking Upstream Resource Value

Permian

Capturing unconventional upside in a legacy basin

Well positioned in premier tight oil play

Midland

Basin Enhancing position through trades and farm-ins

Optimizing conventional assets

New Mexico

Central

Texas

Basin

Platform Pursuing Wolfcamp unconventional Delaware development

Basin

Legacy acreage Benefiting from integrated value chain

2014 transactions

Unlocking Upstream Resource Value

Delivering Capital Efficiencies

Driving down costs and increasing recovery

Percent Reduction in Drilling Days Bakken Productivity and Costs

Optimized completions and pad

Year 7-Day Production Rate

BOED $K/Stage

12 345 678 9 development

Completion Costs/Stage

0 1,200 300

10 Rapid, flexible response to

20 Bakken 800 200 changing cost/price environment

30

Ardmore

Percent 40

Fayetteville 400 100 Agile procurement organization

Haynesville

50

60 Marcellus

Utilizing proprietary technology

70 Barnett 0 0 ‘11 ‘12 ‘13 ‘14

Unlocking Upstream Resource Value

World-Class Operator

Delivering industry-leading reliability performance

Facility Reliability the value of installed Percent Maximizing capacity

96

Incremental barrel is most profitable to produce

95

90 Improvement equivalent to major project

KOEBD

94 Focusing on fundamentals Surveillance and optimization

93 Advanced technology

‘11 ‘12 ‘13 ‘14

Unlocking Upstream Resource Value

Cost Management

Managing cost to improve unit profitability

Cost per Barrel*

$/OEB

Disciplined and consistent approach

35

RDS

30 CVX

Capturing market-driven efficiencies

25 BP

TOT Implementing learnings from global operations

20 XOM

15 Driving organizational effectiveness and synergies

10

‘09 ‘10 ‘11 ‘12 ‘13

* Cost defined as production costs excluding taxes plus exploration expenses and depreciation & depletion costs (per 10-K, 20-F).

Unlocking Upstream Resource Value

Summary

Well positioned to unlock maximum resource value

Disciplined investment and selectivity

Adding to a high-quality resource base

Developing a broad, diverse project portfolio

World-class operational excellence and project management expertise

Growing higher-margin production

Strengthening the Downstream &

Chemical Portfolio

Strengthening the Downstream & Chemical Portfolio

Increasing the Advantage

Strategically investing to outperform across the cycle

Achieving strong operational excellence

Improving feedstock flexibility

Growing high-value product yield

Driving operational efficiencies

Increasing logistics capabilities

Strengthening the Downstream & Chemical Portfolio

2014-2017 Projects

Progressing diverse portfolio of attractive investments across the value chain

Naantali Slagen

Project Type

Fuels Edmonton Antwerp

Lubes

Chemical Tianjin Taicang

Logistics Fujian Saudi Arabia

Singapore Baton Rouge Mont Belvieu Beaumont

Baytown

Strengthening the Downstream & Chemical Portfolio

North American Downstream

Capturing North American value chain opportunities

Mid-Continent* / Gulf Coast Equity Refining Capacity

KBD Largest capacity in Mid-Continent / Gulf Coast

Integrateds Refiners 2,500

Domestic crude processing up > 50% vs. 2010

2,000

1,500 Securing advantaged logistics, including Edmonton Rail Terminal start-up in 2015

1,000

500 Increased distillate production by 20% vs. 2010

0 Growing higher-value product channels

XOM RDS BP CVX TOT MPC VLO PSX HFC

Source: PIRA.

* United States and Canada.

Strengthening the Downstream & Chemical Portfolio

European Downstream

Growing higher-value product yields at advantaged sites

Selectively investing to capture shifting regional demand

Antwerp: converting low-value fuel oil into higher-value diesel; start-up in 2017

Introducing premium diesel brands

Highgrading portfolio to optimize value

Strengthening the Downstream & Chemical Portfolio

Global Lubricants

Expanding high-performance lubricants capacity

Adding finished lubricants capacity in all regions

Increasing high-quality basestocks capacity Synthetic basestocks up 25% Premium basestocks up 40%

Deploying technology advantages

Strengthening the Downstream & Chemical Portfolio

Global Chemical

Expanding advantaged commodity and specialty capacity

U.S. Ethylene Production from Ethane* World-scale facility expansions

Percent

100 U.S. Gulf Coast: ethylene and polyethylene facilities; 2017 start-up

ExxonMobil

Saudi Arabia: synthetic rubber and elastomer 80 facilities; 2015 start-up Singapore: synthetic rubber and adhesives 60 plants; 2017 start-up

Industry

Cost-efficient brownfield investments

40 Deploying proprietary, advantaged technologies

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14

Source: Jacobs Consultancy The Hodson Report.

* Includes ethane and ethane equivalents.

Strengthening the Downstream & Chemical Portfolio

Summary

Delivering industry-leading results through the business cycle

Downstream and Chemical Combined ROCE

Percent Superior financial performance

40

Generating solid cash flow

30

ExxonMobil

Proven strategies and competitive advantages

20

Selectively investing in attractive opportunities

10

Competitor

average* Disciplined approach to portfolio optimization

0

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14

* Competitor data (BP, RDS, CVX, and TOT) estimated on a consistent basis with ExxonMobil and based on public information.

Break

Summary

Key Messages

Continued focus on fundamentals in a lower price environment

Selectively investing in attractive opportunities: 2014 Capex $38.5B; 2015 Capex $34B

Growing higher-margin production: 4.0 MOEBD in 2014; 4.3 MOEBD in 2017

Delivering differentiated performance versus competition

Industry-leading shareholder returns

Q&A